UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K/A
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 23, 2024
USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)
Utah
(State or other jurisdiction of incorporation)

001-35024	87-0500306
(Commission File No.)	(IRS Employer Identification No.)
3838 West Parkway Boulevard
Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)
Registrant's telephone number, including area code: (801) 954-7100
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	USNA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by USANA Health Sciences, Inc. (the “Company” or “USANA”) with the U.S. Securities and Exchange Commission (the “SEC”) for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by the Company with the SEC on December 23, 2024 (the “Original Form 8-K”), in which the Company reported, among other things, USANA’s acquisition of a controlling interest in Hiya Health Products, LLC, a Delaware limited liability company ( “Hiya”), pursuant to an Agreement and Plan of Merger dated December 23, 2024 (the “Merger Agreement”) by and among USANA, Karate Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of USANA (“Merger Sub”), Hiya, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the unitholders of Hiya. Pursuant to the Merger Agreement, Merger Sub merged with and into Hiya, with Hiya continuing as the surviving company.
This Amendment amends the Original Form 8-K to provide the audited financial statements and pro forma financial information required by Item 9.01 of Form 8-K that was previously omitted from the Original Form 8-K in reliance on Item 9.01(a)(3) and Item 9.01(b)(2), respectively, of Form 8-K. This Amendment No. 1 does not amend any other item of the Original Form 8-K and all other information previously reported in or filed with the Original Form 8-K (including the other information in Item 9.01) is hereby incorporated by reference in this Amendment.
Item 9.01    Financial Statements and Exhibits.
(a)Financial statements of business acquired
The audited consolidated financial statements of Hiya as of and for the nine months ended September 30, 2024, and the notes related thereto, and the related independent auditors’ report of WithumSmith+Brown, PC are attached as Exhibit 99.1 hereto and incorporated by reference herein. Audited consolidated financial statements for the nine months ended September 30, 2024 are presented in lieu of the required period of one year pursuant to Regulation S-X Rule 3-06(a).
(b)Pro forma financial information.
The unaudited pro forma condensed combined financial information as of and for the nine months ended September 28, 2024 and for the year ended December 30, 2023, and the notes related thereto are filed as Exhibit 99.2 hereto and incorporated by reference herein.
The consent of WithumSmith+Brown, PC, Hiya’s independent auditor, is attached as Exhibit 23.1 hereto.

Exhibit No.	Description
23.1	Consent of WithumSmith+Brown, PC.
99.1
Audited consolidated financial statements of Hiya Health Products, LLC as of and for the nine months ended September 30, 2024, and the notes related thereto, and the related independent auditors’ report of WithumSmith+Brown, PC.

99.2	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

	By:	/s/ G. Douglas Hekking
G. Douglas Hekking, Chief Financial Officer

Date: March 7, 2025